EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002

In connection with Florida Community Banks, Inc.’s (“Company”) Quarterly Report on Form 10-Q for the period ended September 30, 2006 (“Report”), each of the undersigned certify that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 8, 2006	By: /s/ Stephen L. Price
Stephen L. Price
President, Chief Executive Officer
and Chairman of the Board of Directors